UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 17, 2002




                             Ableauctions.com, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Florida
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                            (State of incorporation)


         000-28179                                      59-3404233
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  (Commission file number)                  (I.R.S. Employer Identification No.)


           1963 Lougheed Highway, Coquitlam, British Columbia V3K 3T8
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                    (Address of principal executive offices)


                                 (604) 521-2253
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               Registrant's telephone number, including area code



                                 Not Applicable
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             (Former name or address, if changed since last report)




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Item 9.  Regulation FD Disclosure.

99.1     News Release dated April 17, 2002.

                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                  Ableauctions.com, Inc.


April 17, 2002                    /s/ Ron Miller
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(Date)                            Ron Miller, Chief Financial Officer